UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 340-2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2009, the Board of Directors ("Board") of the Federal Home Loan Bank of Seattle (the "Seattle Bank") approved indemnification agreements to be entered into with each of its directors and officers, effective upon execution (each such person, an "indemnitee"). Principal terms of the indemnification agreements (which were entered into to supplement the indemnification provisions provided by, among other things, the Seattle Bank's Bylaws (as described below)) cover the following, among other things:

    indemnification of the indemnitee by the Seattle Bank generally to the fullest extent permitted by applicable law in connection with any threatened, pending or completed claim, action, suit, hearing, arbitration, or other proceeding (a "proceeding"), whether civil, criminal, administrative or otherwise, resulting in, among other things, damages, judgments, fines, penalties, settlements, attorney fees, and other expenses, relating to his or her director/officer service to the Seattle Bank;
    certain rights to advancement of expenses relating to a proceeding upon receipt by the Seattle Bank of certain undertakings from an indemnitee to repay the amounts advanced under certain circumstances;
    presumptions relating to an indemnitee's conduct; and
    the non-exclusivity of indemnification rights and terms of the survival of indemnification rights, under the indemnification agreement.

The foregoing description of principal terms of the indemnification agreement is qualified in its entirety by reference to the indemnification agreement. A copy of the form of the indemnification agreement is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 30, 2009, the Board of the Seattle Bank amended Article III. Section 1. Director Elections of the Seattle Bank's Bylaws (the "Bylaws"), to more specifically provide for the applicable requirements relating to director elections contained in the Housing and Economic Recovery Act enacted in 2008 and the Federal Housing Finance Agency (the "Finance Agency") regulations (the "regulations"), replacing the previous Bylaw provision that generally called for conformity with the regulations.

In addition, the Board amended Article VI. Section 3. Indemnification of the Bylaws. These amendments revised and clarified certain of the Bylaw's indemnification provisions relating to the Seattle Bank's directors and officers, including, among others:

    the scope of actions and amounts for which indemnification is provided;
    when advancement of expenses are available and what undertakings from an indemnitee are required;
    the non-exclusivity of indemnification rights under the Bylaws and the ability to authorize indemnification through contract; and
    types of persons providing services to the Seattle Bank who may be indemnified.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the amended Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description
      Bylaws of the Federal Home Loan Bank of Seattle, as adopted March 31, 2006, as amended July 30, 2009.

10.1 Form of Indemnification Agreement.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: August 4, 2009	By: /s/ Christina J. Gehrke
Christina J. Gehrke Senior Vice President and Chief Accounting and Administrative Officer

EXHIBIT INDEX

Exhibit No. Description

3.1 Bylaws of the Federal Home Loan Bank of Seattle, as adopted March 31, 2006, as amended July 30, 2009.

10.1 Form of Indemnification Agreement.